UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             August 7, 2003

    THE COAST DISTRIBUTION SYSTEM, INC.

(Exact Name of Registrant as Specified in Charter)

                        Delaware

(State or Other Jurisdiction of Incorporation)

1-9511	94-2490990
(Commission File No.)	(IRS Employer Identification No.)

            350 Woodview Avenue, Morgan Hill, California 95037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:             (408) 782-6686

                                                 Not Applicable

(Former Name or Former Address if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.

Exhibit No.	Description
99.1	Press release of The Coast Distribution System, Inc. dated August 7, 2003, announcing its operating results for the quarter and six months ended June 30, 2003.

Item	9. – Regulation FD Disclosure (Information provided under Item 12- Results of Operations and Financial Condition).

On August 7, 2003, the Company issued a press release announcing its results of operations for the quarter and six months ended June 30, 2003. A copy of that press release is attached to this Report as Exhibit 99.1.

The foregoing information is being provided under Item 12 – Results of Operations and Financial Condition. It is being submitted under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

By:	/s/ SANDRA A. KNELL

Sandra A. Knell Chief Financial Officer

Dated: August 8, 2003

S-1

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of The Coast Distribution System, Inc. dated August 7, 2003, announcing its operating results for the quarter and six months ended June 30, 2003.

E-1